UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 28, 2011
GENESCO INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road
Nashville, Tennessee	37217-2895

(Address of Principal Executive Offices)	(Zip Code)
(615) 367-7000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Genesco Inc. (the “Company”), originally filed with the Securities and Exchange Commission on June 28, 2011 (the “Initial Filing”) concerning the acquisition of Schuh Group Ltd. The sole purpose for filing this Form 8-K/A is to amend Item 9.01 (a) and (b) of the Initial Filing. No other changes have been made to the Initial Filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     (a) and (b) Financial Statements of Businesses Acquired and Pro Form Financial Information.
     Although the Company previously stated that it would file financial statements and pro forma financial information for Schuh Group Ltd., no such financial statement or pro forma financial information is required to be filed pursuant to Rule 3-05(b) or Article 11 of Regulation S-X. As a result, no such information will be filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.
Date: September 7, 2011	By:	/s/ Roger G. Sisson
		Name:	Roger G. Sisson
		Title:	Senior Vice President, Secretary and General Counsel